______________________________________________________________________________

      _________________________________________________________________


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           Form 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                        June 15, 1996


         CONTIMORTGAGE HOME EQUITY LOAN TRUST 1996-1
   (Exact name of registrant as specified in its charter)

                                                   16-1496047 and
    NEW YORK                     33-96410          16-1496045
(State or Other Jurisdiction    (Commission)       (I.R.S. Employer
 of Incorporation)               File Number)       Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                      14203-2599
(Address of Principal)                                (Zip Code)


Registrant's telephone number, including area code (716) 842-5589



    __________________________NO CHANGE____________________________
    (Former name or former address, if changed since last report)




______________________________________________________________________
Note: Please see page 5 for Exhibit Index    Page 1

Item 5.  OTHER EVENTS.

     On June 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of May 1996 dated June 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of May, 1996 was $238,293.92.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of May, 1996

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /s/    JEROME M. PERELSON
                               ----------------------------
                               Name:  Jerome M. Perelson
                               Title: Vice President

                         By:   /s/    SUSAN E. O'DONOVAN
                               ----------------------------
                               Name:  Susan E. O'Donovan
                               Title: Vice President




Dated: July 11, 1996

                         EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION
19.  Trustee's Monthly Servicing Report for the
     Month of May, 1996.